Exhibit 24

                                POWER OF ATTORNEY

              FOR THE ACQUISITION OF ACCESS NATIONAL MORTGAGE INC.

     Each director whose signature appears below appoints James C. Smith or John
V. Brennan, jointly and severally, each in his own capacity, as true and lawful attorneys-in-fact, with full power of substitution in such director's name, place and stead, in any and all capacities to sign any registration statement and any amendments thereto related to the acquisition of Access National Mortgage Inc. by Webster Financial Corporation, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  This Power of Attorney may be signed in counterparts.

                         [Signatures on following page]


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     IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney on
October 26, 1998.

          /s/                                     /s/
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Richard H. Alden                         Achille A. Apicella

          /s/                                     /s/
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Joel S. Becker                           O. Joseph Bizzozero, Jr.

          /s/                                     /s/
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George T. Carpenter                      John J. Crawford

          /s/                                     /s/
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Harry P. DiAdamo, Jr.                    Robert A. Finkenzeller

          /s/                                     /s/
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Walter R. Griffin                        J. Gregory Hickey

          /s/                                     /s/
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C. Michael Jacobi                        John F. McCarthy

          /s/                                     /s/
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James C. Smith                           Sister Marguerite Waite